Exhibit 10.15

ADDENDUM TO LEASE AGREEMENT DATED, AUGUST 11, 2014 BETWEEN BAM AGRICULTURAL SOLUTIONS, INC. (a wholly owned subsidiary of ZERO GRAVITY SOLUTIONS, INC.) and PALM CITY INTERIORS, INC.

AUGUST 4, 2015

The parties herein, BAM Agricultural Solutions, Inc. (a wholly owned subsidiary of Zero Gravity Solutions, Inc., “ZGSI") herein known as "LESSEE" and Palm City Interiors, Inc. herein known as “LESSOR” entered into a Lease Agreement between both parties (see attached "Schedule A" herein and made a part hereof) dated, August 11, 2014.

1)	Said Lessee and Lessor entered into a Lease Agreement as described above.

2)	Lessee expressed interest in renewing said Lease Agreement for an additional year and contacted Lessor (Jeff Ferriter) by way of a telephone call on July 29, 2015 expressing Lessees' intention to renew the existing Lease with the existing terms therein for another year commencing on September 1, 2015 through and including August 31, 2016.

3)	Lessor (Jeff Ferriter) was amenable to the renewal of said Lease Agreement with the same terms as written in the original Lease Agreement dated, August 11, 2014. Both Lessor and Lessee agreed to extend the new Lease Agreement by virtue of this "Addendum to the Lease Agreement.”

4)	Lessee (by Angela Letizia, Corporate Administrator for ZGSI) re-confirmed its intent to renew said Lease by email dated, July 29, 2015 to Lessor (Jeff Ferriter). (see attached “Schedule B” herein).

5)	Both Lessee and Lessor hereby confirm and re-affirm the terms set forth in the existing Lease dated, August 11, 2014 together with any and all Addendums, Commercial Sub-Lease Agreements, Joinder and Guarantee by Sub-Lease Guarantor and Consent to Sub-Lease. regarding its leased warehouse space located and legally known as: at 1481 NW 25th Drive, Okeechobee, FL 34972.

6)	Lessor and Lessee hereby incorporate this Addendum into the original Lease Agreement dated, August 11, 2015 and hereby extend said Lease Agreement from September 1, 2015 through and including, August 31, 2016 inclusive of the existing terms set forth in the original Lease Agreement.

BAM Agricultural Solutions, Inc. (a	Palm City Interiors, Inc.
Wholly owned subsidiary of Zero Gravity Solutions, Inc.)

By:	/s/ Glenn Stinebaugh	/	08/05/15	By:	/s/ M.J. Ferriter	/	8/27/15
	Glenn Stinebaugh,		Date		M.J. Ferriter, Landlord		Date
Its CEO & President, duly authorized

Palm City Interiors, Inc.

By:	/s/ Linda M. Wellmaker	/	8/27/15
	Linda M. Wellmaker, Landlord		Date

“SCHEDULE A”

To Lease Agreement dated, August 4, 2015

COMMERCIAL LEASE

This Lease is made between BAM AGRICULTURAL SOLUTIONS (“Lessor”), and PALM CITY INTERIORS INC (“Tenant”). Tenant hereby offers to lease from Lessor the real property located in the City of Okeechobee State of California, with a common address of 1461 NW 25th or Okeechobee FL 34972, (the “Real Property”), upon the following terms and conditions. (This document shall hereafter be referred to as the “Lease”).

TERMS AND CONDITIONS

1.   Term and Rent. Lessor leases to Lessee the above Real Property for a term of ONE years, commencing SEPT 1st 2014, and terminating on AUG 31st 2015, or sooner as provided herein at the annual rental of $12204 per annum includes $671 month Tax Dollars ($12204/year), payable in equal installments in advance on the first day of each month for that month’s rental, during the term of this Lease. All rental payments shall be made to Lessor at the address specified below.

2.   Option to Renew. Provided that Tenant is not in default in the performance of this Lease, Tenant shall have the option to renew the Lease for one (or, if more than one option period given, insert number here Year) additional term(s) of 12 months commencing at the expiration of the initial Lease term. All of the terms and conditions of the Lease shall apply during the renewal term except that the monthly rent shall be the sum of $12204 per year (subject to the restrictions of paragraph 4, below). The option shall be exercised by written notice given to Lessor not less than 60 days prior to the expiration of the prior Lease term. (If no other time is inserted, notice shall be given ninety (90) days prior to the expiration of the prior lease term). If notice is not given in the manner provided herein within the time specified, this option shall lapse and expire.

3.   Use. Tenant shall use and occupy the Real Property for the commercial purpose of Liquid Fertilizer Manufacturing. The Real Property shall be used for no other purpose.

4. SBA Provisions. If this Lease is executed by a Lessor and/or Tenant, who are participating in the U.S. Small Business Administration 504 Loan Program, then the parties hereto agree and acknowledge that this Lease shall be construed to comply with the requirements of such program including, but not limited to, those found in Title 13 of the Code of Federal Regulations, the SBA Standard Operating Procedures 50-10 and all other relevant statutes laws, codes, regulations and procedures. Without limiting the applicability of all relevant law, the following conditions shall apply:

(1)	The Tenant shall lease from Lessor all of the Real Property;

(2)	This Lease shall be junior and subordinate to any and all deeds of trust in favor of the SBA which relate to the Real Property;

(3)	The annual rent hereunder shall not exceed the annual payments on the deed of trust in favor of the SBA secured by the Real Property, annual payments of deeds of trust senior to such SBA deed of trust, taxes, insurance and maintenance.

(4)	This Lease shall be assigned, for collateral purposes, to the SBA.

(5)	The term of this Lease shall not expire prior to the maturity date of the subject SBA 504 Loan. Provided, the Lease term may include options to renew the Lease, so long as the options are exercisable solely by the Tenant.

(6)	Any leases of the Real Property other than to the Tenant shall be between the Tenant and the third party subtenant.

5.   Care and Maintenance of Real Property. Tenant acknowledges that the Real Property is in good order and repair, unless otherwise indicated herein. Tenant shall, at his own expense and at all times, maintain the Real Property in good and safe condition, including plate glass, electrical wiring, plumbing and heating installations and any other system or equipment upon the Real Property and shall surrender the same, at termination hereof, in as good condition as received, normal wear and tear excepted.

(Check here if this provision applies.) ✓ Tenant shall be responsible for all repairs required, excepting the roof, exterior walls, structural foundations, and Exterior Sewage, Water, Electric, which shall be maintained by Lessor. Tenant shall also maintain in good condition such portions adjacent to the Real Property, such as sidewalks, driveways, lawns and shrubbery, which would otherwise be required to be maintained by Lessor.

Each party signing this lease should seek legal advice prior to executing this lease. This lease is a sample and does not constitute legal advice.	Page 1 of 4
Commercial Lease
Law Offices of Todd E. Kobernick

6.   Alterations. Tenant shall not, without first obtaining the written consent of Lessor, make any alternations, additions, or improvements, in, to or about the Real Property.

7.   Ordinances and Statutes. Tenant shall comply with all statutes, ordinances, regulations, covenants, conditions and requirements of all municipal, state and federal authorities (including owner’s association and similar entities) now in force, or which may hereafter be in force, pertaining to the Real Property, occasioned by or affecting the use thereof by Tenant.

8.   Assignment and Subletting. Tenant shall not assign this Lease or sublet any portion of the Real Property without prior written consent of the Lessor, which shall not be unreasonably withheld. Any such assignment or subletting without consent shall be void and, at the option of the Lessor, may terminate this Lease.

9.   Utilities. All applications and connections for necessary utility services on the Real Property shall be made in the name of Tenant only, and Tenant shall be solely liable for utility charges as they become due, including those for sewer, water, gas, electricity, and telephone services.

10.   Entry and Inspection. Tenant shall permit Lessor or Lessor’s agents (and/or Lessor’s lenders and/or their agents and representatives) to enter upon the Real Property at reasonable times and upon reasonable notice, for the purpose of inspecting the same, and will permit Lessor at any time within ninety (90) days prior to the expiration of this Lease, to place upon the Real Property any usual “To Let” or “For Lease” signs, and permit persons desiring to lease the same to inspect the Real Property thereafter.

11.   Possession. If Lessor is unable to deliver possession of the Real Property at the commencement hereof, Lessor shall not be liable for any damage caused thereby, nor shall this Lease be void or voidable, but Tenant shall not be liable for any rent until possession is delivered. Tenant may terminate this Lease if possession is not delivered within one hundred twenty days of the commencement of the term hereof.

12.   Indemnification of Lessor. Lessor shall not be liable for any damage or injury to Tenant, or any other person, or to any property, occurring on the Real Property or any part thereof, and Tenant agrees to indemnify and hold Lessor harmless from any claims for damages, no matter how caused, except for those caused by the sole negligence or sole unlawful conduct of Lessor.

13.   Insurance. Tenant, at Tenant’s expense, shall maintain plate glass and public liability insurance including bodily injury and property damage insuring Tenant and Lessor with minimum coverage as follows:

      $2,000,000

Tenant shall provide Lessor with a Certificate of Insurance showing Lessor as additional insured. The Certificate shall provide for a ten-day written notice to Lessor in the event of cancellation or material change of coverage. To the maximum extent permitted by insurance policies which may be owned by Lessor or Tenant, Tenant and Lessor, for the benefit of each other, waive any and all rights of subrogation which might otherwise exist.

14.   Eminent Domain. If the Real Property or any part thereof or any estate therein, or any other part of the building materially affecting Tenant’s use of the Real Property, shall be taken by eminent domain, this Lease shall terminate on the date when title vests pursuant to such taking. The rent, and any additional rent, shall be apportioned as of the termination date, and any rent paid for any period beyond that date shall be repaid to Tenant. Tenant shall not be entitled to any part of the award for such taking or any payment in lieu thereof, but Tenant may file a claim for any taking of fixtures and improvements owned by Tenant, and for moving expenses.

Each party signing this lease should seek legal advice prior to executing this lease. This lease is a sample and does not constitute legal advice.	Page 2 of 4
Commercial Lease
Law Offices of Todd E. Kobernick

15.   Destruction of Real Property. In the event of a partial destruction of the Real Property during the term hereof, from any cause, Lessor shall forthwith repair the same, provided that such repairs can be made within sixty (60) days under existing governmental laws and regulations; but, such partial destruction shall not terminate this Lease, except that Tenant shall be entitled to a proportionate reduction of rent while such repairs are being made, based upon the extent to which the making of such repairs shall interfere with the business of Tenant on the Real Property. If such repairs cannot be made within said sixty (60) days, Lessor, in Lessor’s sole discretion and option, may make the repairs within a reasonable time, this Lease continuing in effect with the rent proportionately abated as provided in the preceding sentence, and in the event that Lessor shall not elect to make such repairs, which cannot be made within sixty (60) days, this Lease may be terminated at the option of either party. In the event that the building in which the Real Property may be situated is destroyed to an extent of not less than one-third of the replacement costs thereof, Lessor may elect to terminate this Lease whether the Real Property be injured or not. A total destruction of the building in which the Real Property may be situated shall terminate this Lease.

16.   Lessor’s Remedies on Default. If Tenant defaults in the payment of rent, or any additional rent, or defaults in the performance of any of the other covenants or conditions hereof, Lessor may give Tenant notice of such default and if Tenant does not cure any such default within 30 days (this shall be fifteen, if no other number is filled in) days, after the giving of such notice (or if such other default is of such nature that it cannot be completely cured within such period, if Tenant does not commence such curing within such 30 days (this shall be fifteen, if no other number is filled in) days and thereafter proceed with reasonable diligence and good faith to cure such default), then Lessor may terminate this Lease and all rights of Lessee under this Lease by such written notice. If it so terminates on the date specified in such notice the term of this Lease shall terminate, and Tenant shall then quit and surrender the Real Property to Lessor, but Tenant shall remain liable as hereinafter provided. If this Lease shall have been so terminated by Lessor, Lessor may at any time thereafter resume possession of the Real Property by any lawful means and remove Tenant or other occupants and their effects. No failure to enforce any term shall be deemed a waiver.

No act of Lessor shall be construed as terminating this Lease except written notice given by Lessor to Tenant advising Tenant that Lessor elects to terminate the Lease. In the event Lessor elects to terminate this Lease, Lessor may recover from Tenant: (a) The worth at the time of award of any unpaid rent that had been earned at the time of termination of the Lease; (b) The worth at the time of award of the amount by which the unpaid rent that would have been earned after termination of the Lease until the time of award exceeds the amount of rental loss that Tenant proves could have been reasonably avoided; (c) The worth at the time of award of the amount by which the unpaid rent for the balance of the term of this lease after the time of award exceeds the amount of rental loss that Tenant proves could be reasonably avoided; and (d) Any other amount necessary to compensate Lessor for all detrimental proximately caused by Tenant’s failure to perform its obligations under this Lease.

The term “rent” as used in this Lease shall mean Rent and all other sums required to be paid by Tenant pursuant to the terms of this Lease

17.   Security Deposit. Tenant shall deposit with Lessor on the signing of this Lease the sum of two thousand Dollars ($2,000) as security for the performance of Tenant’s obligations under this Lease, including without limitation the surrender of possession of the Real Property to Lessor as herein provided. If Lessor applies any part of the deposit to cure any default of Tenant, Tenant shall on demand deposit with Lessor the amount so applied so that Lessor shall have the full deposit on hand at all times during the term of this Lease.

18.   Tax Increase. In the event there is any increase during any year of the term of this Lease in real property taxes over and above the amount of such taxes assessed for the tax year during which the term of this Lease commences, whether because of increased rate, valuation or otherwise, Tenant shall pay to Lessor upon presentation of paid tax bills an amount equal to the increase in taxes upon the land and building on which the Real Property is situated. In the event that such taxes are assessed for a tax year extending beyond the term of the Lease, the obligation of Tenant shall be proportionate to the portion of the Lease term included in such year. All such tax obligations of Lessee hereunder shall be added to and become a part of the rent paid under this Lease.

19.   Common Area Expenses. In the event the Real Property is situated in a shopping center, a commercial building or other complex in which there are common areas, Tenant agrees to pay Tenant’s pro-rata share of maintenance, taxes, and insurance for the common area. All such obligations of Tenant hereafter shall be added to and become a part of the rent paid under this Lease.

20.   Attorney’s Fees. In case suit should be brought for recovery of the Real Property, or for any sum due hereunder, or because of any act which may arise out of the possession of the Real Property, by either party, the prevailing party shall be entitled to all costs incurred in connection with such action, including a reasonable attorney’s fee.

21.   Waiver. No failure of Lessor to enforce any term hereof shall be deemed to be a waiver.

22.   Notices. Any notice which either party may or is required to give, shall be given by personal delivery or mailing the same, postage prepaid, to Tenant at the Real Property (or at the address indicated below), or Lessor at the address specified below, or at such other places as may be designated by the parties from time to time.

23.   Heirs, Assigns, Successors. This Lease is binding upon and inures to the benefit of the heirs, assigns and successors in interest of the parties.

Each party signing this lease should seek legal advice prior to executing this lease. This lease is a sample and does not constitute legal advice.	Page 3 of 4
Commercial Lease
Law Offices of Todd E. Kobernick

24.   Subordination. This Lease is and shall be subordinated to all existing and future liens, mortgages, deeds of trust, ground leases, hypothecations, security devices and encumbrances (“Security Instruments”) against the Real Property now or hereafter placed upon the Real Property, to any and all advances made under any of said Security Instruments. Tenant covenants and agrees to execute and deliver, upon demand, those instruments reasonably necessary to effect such subordination. Self-executing: The agreements contained in this Paragraph shall be effective without the execution of any further documents; the power given herein is coupled with an interest and is irrevocable. Provided, that upon written request from a Lender or Lessor in connection with a sale, financing or refinancing of the Premises, Lessee and Lessor shall execute such further writings as may be reasonably required to separately document any subordination, attornment and/or other relevant terms provided for herein.

25.   Time of Essence. Time is of the essence in the performance of this Agreement.

26.   Entire Agreement. The foregoing constitutes the entire agreement between the parties and may be modified only by a writing signed by both parties. The following Exhibits, if any, have been made a part of this Lease before the parties’ execution hereof:_________.

Signed this 11th day of August, 2014.

LESSOR:		Tenant:

By:	/s/ Richard Godwin	By:	/s/ M.J. FERRITER
	RICHARD GODWIN CEO		M.J. FERRITER
	(Print Name and Title)		(Print Name and Title)
	BAM AGRICULTURAL SOLUTIONS INC		PALM CITY INTERIORS
	190 NW SPANISH RIVER		4175 [Illegible]
	Address BOCA RATON FL 33439		Address (if different than Real Property address)
[Illegible], FL 34990

Each party signing this lease should seek legal advice prior to executing this lease. This lease is a sample and does not constitute legal advice.	Page 4 of 4
Commercial Lease
Law Offices of Todd E. Kobernick

ADDENDUM TO LETTER AGREEMENT BETWEEN BAM AGRICULTURAL SOLUTIONS, INC. (a wholly owned subsidiary of ZERO GRAVITY SOLUTIONS, INC.) and PALM CITY INTERIORS, INC.

DATED, AUGUST 11, 2014

The parties herein, BAM Agricultural Solutions, Inc. (a wholly owned subsidiary of Zero Gravity Solutions, Inc., “ZGSI”) herein known as “LESSEES” and Palm City Interiors, Inc. herein known as “LESSORS” entered into a Lease Agreement between both parties (see attached “Exhibit A” herein and made a part hereof) dated, August 11, 2014.

1)	Said Lessee and Lessor entered into a Lease Agreement as described above;

2)	Landlord stated the incorrect address on said Lease (1461 NW 25th Drive, Okeechobee, FL 34972);

3)	Lessee herein wishes to correct said address to be known as 1481 NW 25th Drive, Okeechobee, FL 34972.

4)	Lessor and Lessee are in agreement with said change of address and hereby acknowledge the same to be the correct address.

BAM Agricultural Solutions, Inc. (a	Palm City Interiors, Inc.
Wholly owned subsidiary of Zero Gravity
Solutions, Inc.)

By:	/s/ Richard Godwin	By:	/s/ M.J. Ferriter
	Richard Godwin, Its CEO & President		M.J. Ferriter, Landlord

NW 16TH BLVD
NW 24TH DR
NW 25TH DR
NW 23RD D
300.00
300.00
260.00
200.00
200.00
200.00
200.00
200.00
200.00
200.00
200.00
200.00
200.00
200.00
200.00
200.00
1367.84
600.00
665.08
316.17
1535.22
328.0
213.65
300.00
250.00
1-08-37-35-0010-00000-0240
OKEECHOBEE COUNTY
0.96AC

Okeechobee County Property Appraiser

W.C. "Bill" Sherman, CFA - Okeechobee, Florida - 863-763-4422

0
85
170
255 ft

N
W
E
S

PARCEL: 1-08-37-35-0010-00000-0240 - LEASEHOLD (009000)

OKEECHOBEE COUNTY INDUSTRIAL AUTHORITY PARK LOT 24 LESS R/W

Name:	OKEECHOBEE COUNTY	LandVal	$40,800.00
Site:	1481 NW 25TH DR, OKEECHOBEE	BldgVal	$75,705.00
Mail:	%LINDA M WELLMAKER & PALM CITY INTERIORS INC 3401 HOLLY LANE PALM CITY, FL 34990	ApprVal	$120,632.00
		JustVal	$120,632.00
		Assd	$120,632.00
		Exmpt	$0.00
Sales Info		Taxable	$104,253.00

This information, updated: 8/7/2014, was derived from data which was compiled by the Okeechobee County Property Appraiser's Office solely for the governmental purpose of property assessment. This information should not be relied upon by anyone as a determination of the ownership of property or market value. No warranties, expressed or implied, are provided for the accuracy of the data herein, it's use, or it's interpretation. Although it is periodically updated, this information may not reflect the data currently on file in the Property Appraiser's office. The assessed values are NOT certified values and therefore are subject to change before being finalized for ad valorem assessment purposes.

COMMERCIAL SUB-LEASE AGREEMENT

This Lease is made between Palm City Interiors, Inc., a Florida Corporation and Linda Wellmaker, as Sub-Landlord, and BAM Agricultural Solutions, a Florida Corp, (and wholly owned Subsidiary of Zero Gravity Solutions, Inc.), as Sub-Tenant, (“Tenant”). Tenant hereby offers to lease from Lessor the real property located in the City of Okeechobee, State of California, with a common address of 1481 NW 25th Drive, Okeechobee, FL, 34972, (the “Real Property”), upon the Legally Described as: Parcel 3 of Lot 24, Okeechobee County Industrial Park, according to the plat thereof recorded In Industrial Park Book 1, Page 1, Public Records of Okeechobee County, Florida.

TERMS AND CONDITIONS

1. Term and Rent. Lessor leases to Lessee the above Real Property for a term of -ONE- years, commencing September 1, 2014, and terminating on august 1, 2015, or sooner as provided herein at the annual rental of $12,204 PER ANNUM includes [Illegible] Dollars ($12,204 YR), payable in equal installments in advance on the first day of each month for that month’s rental, during the term of this Lease. All rental payments shall be made to Lessor at the address specified below.

2.  Option to Renew. Provided that Tenant is not in default in the performance of this Lease, Tenant shall have the option to renew the Lease for one (or, if more than one option period given, insert number here year) additional term(s) of -12- months commencing at the expiration of the initial Lease term. All of the terms and conditions of the Lease shall apply during the renewal term except that the monthly rent shall be the sum of $12,204 per year (subject to the restrictions of paragraph 4, below). The option shall be exercised by written notice given to Lessor not less than -40- days prior to the expiration of the prior Lease term. (If no other time is inserted, notice shall be given ninety (90) days prior to the expiration of the prior lease term). If notice is not given in the manner provided herein within the time specified, this option shall lapse and expire.

3.  Use. Tenant shall use and occupy the Real Property for the commercial purpose of Liquid Fertilizer Manufacturing. The Real Property shall be used for no other purpose.

5.  Care and Maintenance of Real Property. Tenant acknowledges that the Real Property is in good order and repair, unless otherwise indicated herein. Tenant shall, at his own expense and at all times, maintain the Real Property in good and safe condition, including plate glass, electrical wiring, plumbing and heating installations and any other system or equipment upon the Real Property and shall surrender the same, at termination hereof, in as good condition as received, normal wear and tear excepted.

(Check here if this provision applies.) ✓ Tenant shall be responsible for all repairs required, excepting the roof, exterior walls, structural foundations, and_______________________ which shall be maintained by Lessor. Tenant shall also maintain in good condition such portions adjacent to the Real Property, such as sidewalks, driveways, lawns and shrubbery, which would otherwise be required to be maintained by Lessor.

Each party signing this lease should seek legal advice prior to executing this lease.	Page 1 of 4

EXHIBIT "A"

6.   Alterations. Tenant shall not, without first obtaining the written consent of Lessor, make any alternations, additions, or improvements, in, to or about the Real Property.

7.   Ordinances and Statutes. Tenant shall comply with all statutes, ordinances, regulations, covenants, conditions and requirements of all municipal, state and federal authorities (including owner’s association and similar entities) now in force, or which may hereafter be in force, pertaining to the Real Property, occasioned by or affecting the use thereof by Tenant.

8.   Assignment and Subletting. Tenant shall not assign this Lease or sublet any portion of the Real Property without prior written consent of the Lessor, which shall not be unreasonably withheld. Any such assignment or subletting without consent shall be void and, at the option of the Lessor, may terminate this Lease.

9.   Utilities. All applications and connections for necessary utility services on the Real Property shall be made in the name of Tenant only, and Tenant shall be solely liable for utility charges as they become due, including those for sewer, water, gas, electricity, and telephone services.

10.   Entry and Inspection. Tenant shall permit Lessor or Lessor’s agents (and/or Lessor’s lenders and/or their agents and representatives) to enter upon the Real Property at reasonable times and upon reasonable notice, for the purpose of inspecting the same, and will permit Lessor at any time within ninety (90) days prior to the expiration of this Lease, to place upon the Real Property any usual “To Let” or “For Lease” signs, and permit persons desiring to lease the same to inspect the Real Property thereafter.

11.    Possession. If Lessor is unable to deliver possession of the Real Property at the commencement hereof, Lessor shall not be liable for any damage caused thereby, nor shall this Lease be void or voidable, but Tenant shall not be liable for any rent until possession is delivered. Tenant may terminate this Lease if possession is not delivered within one hundred twenty days of the commencement of the term hereof.

12.   Indemnification of Lessor. Lessor shall not be liable for any damage or injury to Tenant, or any other person, or to any property, occurring on the Real Property or any part thereof, and Tenant agrees to indemnify and hold Lessor harmless from any claims for damages, no matter how caused, except for those caused by the sole negligence or sole unlawful conduct of Lessor.

13.   Insurance. Tenant, at Tenant’s expense, shall maintain plate glass and public liability insurance including bodily injury and property damage insuring Tenant and Lessor with minimum coverage as follows:

_____________$2,000,000__________________________________________________________________

______________________________________________________________________________________________

Tenant shall provide Lessor with a Certificate of Insurance showing Lessor as additional insured. The Certificate shall provide for a ten-day written notice to Lessor in the event of cancellation or material change of coverage. To the maximum extent permitted by insurance policies which may be owned by Lessor or Tenant, Tenant and Lessor, for the benefit of each other, waive any and all rights of subrogation which might otherwise exist.

14.   Eminent Domain. If the Real Property or any part thereof or any estate therein, or any other part of the building materially affecting Tenant’s use of the Real Property, shall be taken by eminent domain, this Lease shall terminate on the date when title vests pursuant to such taking. The rent, and any additional rent, shall be apportioned as of the termination date, and any rent paid for any period beyond that date shall be repaid to Tenant. Tenant shall not be entitled to any part of the award for such taking or any payment in lieu thereof, but Tenant may file a claim for any taking of fixtures and improvements owned by Tenant, and for moving expenses.

15.   Destruction of Real Property. In the event of a partial destruction of the Real Property during the term hereof, from any cause, Lessor shall forthwith repair the same, provided that such repairs can be made within sixty (60) days under existing governmental laws and regulations; but, such partial destruction shall not terminate this Lease, except that Tenant shall be entitled to a proportionate reduction of rent while such repairs are being made, based upon the extent to which the making of such repairs shall interfere with the business of Tenant on the Real Property. If such repairs cannot be made within said sixty (60) days, Lessor, in Lessor’s sole discretion and option, may make the repairs within a reasonable time, this Lease continuing in effect with the rent proportionately abated as provided in the preceding sentence, and in the event that Lessor shall not elect to make such repairs, which cannot be made within sixty (60) days, this Lease may be terminated at the option of either party. In the event that the building in which the Real Property may be situated is destroyed to an extent of not less than one-third of the replacement costs thereof, Lessor may elect to terminate this Lease whether the Real Property be injured or not. A total destruction of the building in which the Real Property may be situated shall terminate this Lease.

Each party signing this lease should seek legal advice prior to executing this lease	Page 2 of 4
Commercial Lease

16.   Lessor’s Remedies on Default. If Tenant defaults in the payment of rent, or any additional rent, or defaults in the performance of any of the other covenants or conditions hereof, Lessor may give Tenant notice of such default and if Tenant does not cure any such default within 30 Days (this shall be fifteen, if no other number is filled in) days, after the giving of such notice (or if such other default is of such nature that it cannot be completely cured within such period, if Tenant does not commence such curing within such 30 Days (this shall be fifteen, if no other number is filled in) days and thereafter proceed with reasonable diligence and good faith to cure such default), then Lessor may terminate this Lease and all rights of Lessee under this Lease by such written notice. If it so terminates on the date specified in such notice the term of this Lease shall terminate, and Tenant shall then quit and surrender the Real Property to Lessor, but Tenant shall remain liable as hereinafter provided. If this Lease shall have been so terminated by Lessor, Lessor may at any time thereafter resume possession of the Real Property by any lawful means and remove Tenant or other occupants and their effects. No failure to enforce any term shall be deemed a waiver.

No act of Lessor shall be construed as terminating this Lease except written notice given by Lessor to Tenant advising Tenant that Lessor elects to terminate the Lease. In the event Lessor elects to terminate this Lease, Lessor may recover from Tenant: (a) The worth at the time of award of any unpaid rent that had been earned at the time of termination of the Lease; (b) The worth at the time of award of the amount by which the unpaid rent that would have been earned after termination of the Lease until the time of award exceeds the amount of rental loss that Tenant proves could have been reasonably avoided; (c) The worth at the time of award of the amount by which the unpaid rent for the balance of the term of this lease after the time of award exceeds the amount of rental loss that Tenant proves could be reasonably avoided; and (d) Any other amount necessary to compensate Lessor for all detrimental proximately caused by Tenant's failure to perform its obligations under this Lease.

The term "rent” as used in this Lease shall mean Rent and all other sums required to be paid by Tenant pursuant to the terms of this Lease

17.   Security Deposit. Tenant shall deposit with Lessor on the signing of this Lease the sum of Two Thousand Dollars($2,000) as security for the performance of Tenant’s obligations under this Lease, including without limitation the surrender of possession of the Real Property to Lessor as herein provided. If Lessor applies any part of the deposit to cure any default of Tenant, Tenant shall on demand deposit with Lessor the amount so applied so that Lessor shall have the full deposit on hand at all times during the term of this Lease.

18.   Tax Increase. In the event there is any increase during any year of the term of this Lease in real property taxes over and above the amount of such taxes assessed for the tax year during which the term of this Lease commences, whether because of increased rate, valuation or otherwise, Tenant shall pay to Lessor upon presentation of paid tax bills an amount equal to the increase in taxes upon the land and building on which the Real Property is situated. In the event that such taxes are assessed for a tax year extending beyond the term of the Lease, the obligation of Tenant shall be proportionate to the portion of the Lease term included in such year. All such tax obligations of Lessee hereunder shall be added to and become a part of the rent paid under this Lease.

19.   Common Area Expenses. In the event the Real Property is situated in a shopping center, a commercial building or other complex in winch there are common areas, Tenant agrees to pay Tenant’s pro-rata share of maintenance, taxes, and insurance for the common area. All such obligations of Tenant hereafter shall be added to and become a part of the rent paid under this Lease.

20.   Attorney’s Fees. In case suit should be brought for recovery of the Real Property, or for any sum due hereunder, or because of any act which may arise out of the possession of the Real Property, by either party, the prevailing party shall be entitled to all costs incurred in connection with such action, including a reasonable attorney’s fee.

21.  Waiver. No failure of Lessor to enforce any term hereof shall be deemed to be a waiver.

22.   Notices. Any notice which either party may or is required to give, shall be given by personal delivery or mailing the same, postage prepaid, to Tenant at the Real Property (or at the address indicated below), or Lessor at the address specified below, or at such other places as may be designated by the parties from time to time.

23.   Heirs, Assigns, Successors. This Lease is binding upon and inures to the benefit of the heirs, assigns and successors in interest of the parties.

Each party signing this lease should seek legal advice prior to executing this lease.	Page 3 of 4
Commercial Lease

24. Subordination. This Lease is and shall be subordinated to all existing and future liens, mortgages, deeds of trust, ground leases, hypothecations, security devices and encumbrances (“Security Instruments”) against the Real Property now or hereafter placed upon the Real Property, to any and all advances made under any of said Security Instruments. Tenant covenants and agrees to execute and deliver, upon demand, those instruments reasonably necessary to effect such subordination. Self-executing: The agreements contained in this Paragraph shall be effective without the execution of any further documents; the power given herein is coupled with an interest and is irrevocable. Provided, that upon written request from a Lender or Lessor in connection with a sale, financing or refinancing of the Premises, Lessee and Lessor shall execute such further writings as may be reasonably required to separately document any subordination, attornment and/or other relevant terms provided for herein.

25. Time of Essence. Time is of the essence in the performance of this Agreement.

26. Entire Agreement. The foregoing constitutes the entire agreement between the parties and may be modified only by a writing signed by both parties. The following Exhibits, if any, have been made a part of this Lease before the parties’ execution hereof: _______________.

Signed this 21st day of November, 2014.

LESSOR:	Tenant:

By:	/s/ Michael J. Ferriter	By:
Michael J. Ferriter, PRES.
	(Print Name and Title)		(Print Name and Title)
	Palm City Interiors		BAM Agricultural Solutions Inc.
	3401 SW Holly Lane		190 NW Spanish River
	Palm City, FL 34990		Boca Raton, FL 33439
	Address		Address (if different than Real Property address)
Glenn Stinebaugh, As its President, CEO And Authorized Agent.

and

LESSOR:

By:	/s/ LINDA WELLMARER
LINDA WELLMARER
(Print Name and Title)
3401 SW Holly Lane
Palm City, FL 34990
Address

Each party signing this lease should seek legal advice prior to executing this lease	Page 4 of 4
Commercial Lease

24. Subordination. This Lease is and shall be subordinated to all existing and future liens, mortgages, deeds of trust, ground leases, hypothecations, security devices and encumbrances (“Security Instruments”) against the Real Property now or hereafter placed upon the Real Property, to any and all advances made under any of said Security Instruments. Tenant covenants and agrees to execute and deliver, upon demand, those instruments reasonably necessary to effect such subordination. Self-executing: The agreements contained in this Paragraph shall be effective without the execution of any further documents; the power given herein is coupled with an interest and is irrevocable. Provided, that upon written request from a Lender or Lessor in connection with a sale, financing or refinancing of the Premises, Lessee and Lessor shall execute such further writings as may be reasonably required to separately document any subordination, attornment and/or other relevant terms provided for herein.

25. Time of Essence. Time is of the essence in the performance of this Agreement.

26. Entire Agreement. The foregoing constitutes the entire agreement between the parties and may be modified only by a writing signed by both parties. The following Exhibits, if any, have been made a part of this Lease before the parties’ execution hereof: _______________.

Signed this 25th day of September, 200_.

LESSOR:	Tenant:

By:	/s/ Michael J. Ferriter	By:	/s/ Richard Godwin
	Michael J. Ferriter, PRES.		Richard Godwin, CEO
	(Print Name and Title)		(Print Name and Title)
	Palm City Interiors		BAM Agricultural Solutions Inc.
	3401 SW Holly Lane		190 NW Spanish River
	Palm City, FL 34990		Boca Raton, FL 33439
	Address		Address (if different than Real Property address)

and

LESSOR:

By:	/s/ LINDA WELLMARER
LINDA WELLMARER
(Print Name and Title)
3401 SW Holly Lane
Palm City, FL 34990
Address

Each party signing this lease should seek legal advice prior to executing this lease	Page 4 of 4
Commercial Lease

JOINDER AND GUARANTEE BY SUB-LEASE GUARANTOR

*

THIS JOINDER AND GUARANTEE BY SUB-LEASE GUARANTOR (hereinafter this “Joinder and Guarantee”) is made this 21st day of November, 2014, by ZERO GRAVITY SOLUTIONS, INC., a Nevada corporation authorized to do business in the State of Florida, (hereinafter the “Sub-Lease Guarantor”).

WHEREAS, this Joinder and Guarantee is a condition of the Consent to Sub-Lease, to be given from Okeechobee County, Florida, in connection with that certain Industrial Park Land Lease dated January 31, 2006, as amended by that certain First Amendment to Land Lease dated October 18, 2007, between Okeechobee County as Landlord and Linda M. Wellmaker and Palm City Interiors, Inc. as Tenant, and Linda J. Wellmaker, Michael J. Ferriter, and Mark J. Ferriter, as Guarantors; and

WHEREAS, this Joinder and Guarantee extends to the Commercial Sub-Lease Agreement to be entered into between Linda M. Wellmaker and Palm City Interiors, Inc. as Sub-Landlord, and BAM Agricultural Solutions, Inc., a Florida corporation (and wholly owned subsidiary of Zero Gravity Solutions, Inc., a Florida Corporation) as Sub-Tenant.

1.	The foregoing recitals and true and correct, form the material basis for this Joinder and Guarantee, and are incorporated herein by reference.

2.	By executing this Joinder and Guarantee, the Sub-Lease Guarantor hereby unconditionally guarantees performance of each and every obligation to be performed by Tenant created in that certain Industrial Park Land Lease dated January 31, 2006, as amended by that certain First Amendment to Land Lease dated October 18, 2007 (hereinafter collectively referred to as the “Land Lease”).

3.	By executing this Joinder and Guarantee, the Sub-Lease Guarantor hereby unconditionally guarantees performance of each and every obligation to be performed by Sub-Tenant created in that certain Commercial Sub-Lease Agreement to be executed between Tenant (as Sub-Landlord) and Sub-Tenant.

4.	By executing this Joinder and Guarantee, the Sub-Lease Guarantor hereby unconditionally guarantees performance of each and every obligation to be performed by Sub-Tenant created in that certain Consent to Sub-Lease to be executed by Okeechobee County, Tenant, Sub-Tenant, and Sub-Lease Guarantor.

5.	The Sub-Lease Guarantor hereby waives any requirement of notice of non-payment or non-performance, proof, or demand, as a condition for liability by the Sub-Lease Guarantor. The Sub-Lease Guarantor expressly agrees that the validity of the Land Lease, and the obligations of this Personal Guarantee shall in no way be terminated, affected, or impaired by reason of assertion by Okeechobee County as Landlord against Tenant of any of the rights or remedies reserved to Landlord pursuant to the provisions of the Land Lease, or by Landlord granting any indulgence or giving of additional time to Tenant for the performance of any of the obligations of the Land Lease.

6.	This Joinder and Guarantee shall remain in full force and effect as to any amendment, modification, renewal, extension, or otherwise, of the Land Lease.

7.	Landlord need not pursue any remedies against Tenant, nor against the Guarantors of the Land Lease, before enforcing this Joinder and Guarantee against the Sub-Lease Guarantor.

8.	This is a continuing and unconditional guaranty.

Sub-Lease Guarantor:

Zero Gravity Solutions, Inc.

by:	/s/ Harvey Kaye
Harvey Kaye, its President & CEO
and authorized agent
	Date:	11/21/14

Attest:
Edward F. Cowle, Secretary

(Seal)

/s/ Angela Letizia
Witness as to Harvey Kaye

6.	This Joinder and Guarantee shall remain in full force and effect as to any amendment, modification, renewal, extension, or otherwise, of the Land Lease.

7.	Landlord need not pursue any remedies against Tenant, nor against the Guarantors of the Land Lease, before enforcing this Joinder and Guarantee against the Sub-Lease Guarantor.

8.	This is a continuing and unconditional guaranty.

Sub-Lease Guarantor:

Zero Gravity Solutions, Inc.

by:
Harvey Kaye, its President & CEO
and authorized agent
Date:

Attest:	/s/ Edward F. Cowle
Edward F. Cowle, Secretary

(Seal)

Witness as to Harvey Kaye

Palm City Interiors, Inc. and Linda M. Wellmaker sub-lease to BAM

CONSENT TO SUB-LEASE

*

1.	Okeechobee County, a political subdivision of the State of Florida (hereinafter “Landlord/County”), hereby consents to the Commercial Sub-Lease Agreement wherein Linda M. Wellmaker and Palm City Interiors, Inc., a Florida Corporation, are Sub-Landlord, and BAM Agricultural Solutions, Inc., a Florida Corporation (and wholly owned subsidiary of Zero Gravity Solutions, Inc., a Florida Corporation), is Sub-Tenant, for the following described Leased Premises:

Parcel 3 of Lot 24, Okeechobee County Industrial Park, according to the plat thereof recorded in Industrial Park Book 1, page 1, Public Records of Okeechobee County, Florida.

2.	This Consent to Sub-Lease in no way modifies, directly or indirectly, any term or provision in that certain Industrial Park Land Lease dated January 31, 2006, as amended by that certain First Amendment to Land Lease dated October 18, 2007 (hereinafter collectively referred to as the “Land Lease”), wherein OKEECHOBEE COUNTY is Landlord, LINDA M. WELLMAKER and PALM CITY INTERIORS, INC., a Florida corporation, is Tenant, and LINDA M. WELLMAKER, MICHAEL J. FERRITER, and MARK J. FERRITER, are Guarantors.

3.	This Consent to Sub-Lease is given with and upon the following express terms and conditions:

a.	That this Consent to Sub-Lease extends only to a Commercial Sub-Lease Agreement to be entered into between Sub-Landlord and Sub-Tenant, a partially-executed copy of which is attached to this Consent to Sub-Lease as Exhibit “A” and incorporated herein by reference. (Sub-Tenant shall provide Landlord/County with a copy of the fully executed Sub-Lease prior to taking possession).

b.	That Sub-Tenant shall use the Sub-Leased Premises for the following purposes only: production and bottling of an organic water based product for an organic agricultural fertilizer. All operations shall be conducted within the building located upon the Leased Premises. There shall be no outside operations or storage.

c.	That this Consent to Sub-Lease does not release, nor shall it be deemed or construed to release, the Sub-Landlord from its obligations under the terms and conditions of the Land Lease referenced in paragraph 2 hereinabove, whose obligations shall remain in full force and effect under the terms and conditions of the Land Lease referenced in paragraph 2 hereinabove.

d.	That this Consent to Sub-Lease does not release, nor shall it be deemed or construed to release, the Guarantors to the Land Lease referenced in paragraph 2 hereinabove, whose obligations shall remain in full force and effect under the terms and conditions of the Land Lease referenced in paragraph 2 hereinabove.

e.	That Zero Gravity Solutions, Inc., a Nevada corporation authorized to do business in the State of Florida, (hereinafter the “Sub-Lease Guarantor”) shall execute a Joinder and Guarantee, in a form as set forth in Exhibit "B" to this Consent to Sub-Lease.

Palm City Interiors, Inc. and Linda M. Wellmaker sub-lease to BAM

f.	That by this Consent to Sub-Lease, Landlord/County is not making any representations as to the accuracy of any statements or representations which may have been made by Sub-Landlord to Sub-Tenant, either in writing or verbally.

g.	That by this Consent to Sub-Lease, Landlord/County is not making any representations as to the status of Sub-Landlord’s obligations to Landlord/County under the Land Lease referenced in Paragraph 2 hereinabove.

h.	That should Sub-Tenant desire to install a well upon the Leased Premises, Sub-Tenant shall comply with the following terms and conditions:

i.	The well shall not be more than 2" in diameter, without the Landlord/County’s prior consent.

ii.	The well shall not be installed without issuance of all applicable permits from the Okeechobee County Health Department and a consumptive use permit from South Florida Water Management District, specifying the location, size, and construction of the well.

iii.	The well shall be installed at the sole cost and expense of Sub-Tenant.

iv.	All permit and application fees shall be at the sole cost and expense of Sub-Tenant.

v.	There shall be no waste or run-off from the well.

vi.	At such time as the Sub-Tenant shall cease using the well, or at such time as the Land Lease is terminated (regardless of the cause of termination), the Sub-Tenant shall (Unless otherwise directed by Landlord/County) abandon the well, with all applicable permits and inspections from the Okeechobee County Health Department.

i.	That this Consent to Sub-Lease is not a consent, nor shall it be deemed or construed to consent to any future sub-lease by either Sub-Landlord or Sub-Tenant.

j.	That this Consent to Sub-Lease is not an extension, nor shall it be deemed or construed to be an extension of the Term of the Land Lease referenced in paragraph 2 hereinabove.

(Remainder of page intentionally blank)

Palm City Interiors, Inc. and Linda M. Wellmaker sub-lease to BAM

DATED this _____ day of _____________, 2014.

Landlord:

OKEECHOBEE COUNTY,
a political subdivision of the State of Florida

BY:
FRANK IRBY, Chairman
Board of County Commissioners
Okeechobee County, Florida

Attest:

SHARON ROBERTSON, Clerk
Board of County Commissioners
Okeechobee County, Florida

(Remainder of page intentionally blank)

Palm City Interiors, Inc. and Linda M. Wellmaker sub-lease to BAM

ACKNOWLEDGED, ACCEPTED, AND AGREED AS FOLLOWS:

Sub-Landlord:		Sub-Tenant:

	/s/ Linda M. Wellmaker		BAM Agricultural Solutions, Inc.
Linda M. Wellmaker
	Date: 11/12/14	by:
Glenn Stinebaugh, as its President, CEO,
[Illegible]			and authorized agent
	Witness as to Wellmaker		Date:	11/21/14

[Illegible]
	Witness as to Wellmaker	Attest:
________________, Secretary

(Seal)

	Palm City Interiors, Inc.	/s/ Angela Letizia
Witness as to Stinebaugh
by:	/s/ Michael J. Ferriter
Michael J. Ferriter, as its President
and authorized agent
Date: 11-12-14

Sub-Lease Guarantor:

Attest:			Zero Gravity Solutions, Inc.
___________________, Secretary
		by:	/s/ Harvey Kaye
	(Seal)		Harvey Kaye, as its President, CEO, and authorized agent
[Illegible]			Date: 11-12-14
Witness as to Ferriter
Attest:
Edward F. Cowle, Secretary

(Seal)

/s/ Angela Letizia
Witness as to Kaye

Palm City Interiors, Inc. and Linda M. Wellmaker sub-lease to BAM

ACKNOWLEDGED, ACCEPTED, AND AGREED AS FOLLOWS:

Sub-Landlord:		Sub-Tenant:

	/s/ Linda M. Wellmaker		BAM Agricultural Solutions, Inc.
Linda M. Wellmaker
	Date: 11/12/14	by:
Glenn Stinebaugh, as its President, CEO,
[Illegible]			and authorized agent
	Witness as to Wellmaker		Date:	_________________

[Illegible]
	Witness as to Wellmaker	Attest:
________________, Secretary

(Seal)

Palm City Interiors, Inc.
Witness as to Stinebaugh
by:	/s/ Michael J. Ferriter
Michael J. Ferriter, as its President
and authorized agent
Date: 11-12-14

Sub-Lease Guarantor:

Attest:			Zero Gravity Solutions, Inc.
___________________, Secretary
by:
	(Seal)		Harvey Kaye, as its President, CEO, and authorized agent
[Illegible]			Date:
Witness as to Ferriter
		Attest:	/s/ Edward F. Cowle
Edward F. Cowle, Secretary

(Seal)

Witness as to Kaye